GENERAL INFORMATION	6 Months Ended
Jun. 30, 2022
Disclosure of general information [Abstract]
GENERAL INFORMATION
NOTE 1  –  GENERAL INFORMATION

a.	General

BioLineRx Ltd. (“BioLineRx”), headquartered in Modi’in, Israel, was incorporated and commenced operations in April 2003. BioLineRx and its subsidiaries (collectively, the “Company”) are engaged in the development of therapeutics, primarily in clinical stages, with a focus on the field of oncology.

The Company’s American Depositary Shares (“ADSs”) are traded on the NASDAQ Capital Market, and its ordinary shares are traded on the Tel Aviv Stock Exchange (“TASE”). Each ADS represents 15 ordinary shares.

In March 2017, the Company acquired Agalimmune Ltd. (“Agalimmune”), a privately held company incorporated in the United Kingdom, with a focus on the field of immuno-oncology.

Although the Company has succeeded in generating significant revenues from a number of out-licensing transactions in the past, it cannot determine with reasonable certainty if and when it will become profitable on a current basis. Management believes that the Company’s current cash and other resources will be sufficient to fund its projected cash requirements into the first half of 2024. However, in the event that the Company does not begin to generate sustainable cash flows from its operating activities in the future, the Company will need to carry out significant cost reductions or raise additional funding.

b.	Approval of financial statements

The condensed consolidated interim financial statements of the Company as of June 30, 2022, and for the three and six months then ended, were approved by the Board of Directors on August 15, 2022, and signed on its behalf by the Chairman of the Board, the Chief Executive Officer and the Chief Financial Officer.